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                                                                    EXHIBIT 23.2
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             CONSENT OF DELOITTE & TOUCHE LLP, INDEPENDENT AUDITORS
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     We consent to the incorporation by reference in this Registration Statement of Sylvan Learning Systems, Inc. on Form S-3 of our reports on the financial statements of Independent Child Study Teams, Inc. and I--R, Inc., dated March
14, 1997, appearing in the Form 8-K of Sylvan Learning Systems, Inc. dated November 3, 1997.


                           /s/ DELOITTE & TOUCHE LLP

     Parsippany, New Jersey
     March 27, 1998